POWER OF ATTORNEY

The undersigned officer of JAMES ALPHA FUNDS TRUST d/b/a Easterly Funds Trust, a Delaware statutory trust (the “Registrant”), hereby appoints AMARIS MILLER, KEN JUSTER, and TIMOTHY BURDICK (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to the Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. The undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

The undersigned officer hereby executes this Power of Attorney as of the [x] day of [x] 2026.

/s/ Michael Montague
Michael Montague

Exhibit A

Target Fund Name	Acquiring Fund Name
Managed Portfolio Series	James Alpha Funds Trust (d/b/a Easterly Funds Trust)
Olstein All Cap Value Fund	Easterly Snow All Cap Value Fund

Managed Portfolio Series	James Alpha Funds Trust (d/b/a Easterly Funds Trust)
Olstein Strategic Opportunities Fund	Easterly Snow Small Cap Value Fund

POWER OF ATTORNEY

The undersigned trustees of JAMES ALPHA FUNDS TRUST d/b/a Easterly Funds Trust, a Delaware statutory trust (the “Registrant”), hereby appoint DARRELL CRATE, AMARIS MILLER, KEN JUSTER, and TIMOTHY BURDICK (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to the Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

The undersigned trustees hereby execute this Power of Attorney as of the 20th day of March 2026.

/s/ Neil Medugno
Neil Medugno

/s/ A. Clayton Spencer
A. Clayton Spencer

Exhibit A

Target Fund Name	Acquiring Fund Name
Managed Portfolio Series	James Alpha Funds Trust (d/b/a Easterly Funds Trust)
Olstein All Cap Value Fund	Easterly Snow All Cap Value Fund

Managed Portfolio Series	James Alpha Funds Trust (d/b/a Easterly Funds Trust)
Olstein Strategic Opportunities Fund	Easterly Snow Small Cap Value Fund

POWER OF ATTORNEY

The undersigned trustees of JAMES ALPHA FUNDS TRUST d/b/a Easterly Funds Trust, a Delaware statutory trust (the “Registrant”), hereby appoint AMARIS MILLER, KEN JUSTER, and TIMOTHY BURDICK (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, with respect to the Registrant’s Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

The undersigned trustees hereby execute this Power of Attorney as of the 20th day of March 2026.

/s/ Darrell Crate
Darrell Crate

Exhibit A

Target Fund Name	Acquiring Fund Name
Managed Portfolio Series	James Alpha Funds Trust (d/b/a Easterly Funds Trust)
Olstein All Cap Value Fund	Easterly Snow All Cap Value Fund

Managed Portfolio Series	James Alpha Funds Trust (d/b/a Easterly Funds Trust)
Olstein Strategic Opportunities Fund	Easterly Snow Small Cap Value Fund